UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2007
                                                           ------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       1-31565                06-1377322
--------------------------------  ------------------------  --------------------
(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


ITEM 8.01 Other Events
          ------------

          On May 30, 2007, New York Community Bancorp, Inc. (the "Company") issued a news release announcing the results of its Annual Meeting of Shareholders held on that day.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (d) Attached as Exhibit 99.1 is the news release issued by the Company on May 30, 2007 to announce the results of its Annual Meeting of Shareholders.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 May 30, 2007                          NEW YORK COMMUNITY BANCORP, INC.
--------------
     Date
                                       /s/ Ilene A. Angarola
                                       -----------------------------------------
                                       Ilene A. Angarola
                                       First Senior Vice President and Director,
                                       Investor Relations

                                  EXHIBIT INDEX
                                  -------------


99.1 News release issued on May 30, 2007 announcing the results of the Company's Annual Meeting of Shareholders.